UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-22301
Growth Capital TEI Portfolio, LLC

(Exact name of registrant as specified in charter)

GenSpring Family Offices, LLC	3801 PGA Blvd. Suite 555	Palm Beach Gardens, FL 33410

(Address of principal executive offices)
Ginny Neal
GenSpring Family Offices, LLC
3801 PGA Blvd, Suite 555
Palm Beach Gardens, FL 33410
(Name and address of agent for service)
Registrant’s telephone number, including area code: 561-746-8444
Date of fiscal year end: March 31, 2010
Date of reporting period: December 31, 2009

Item 1.	Schedule of Investments.
     The Portfolio invests substantially all of its assets in the Growth Capital Master Portfolio, LLC (the “Master Portfolio”), as discussed in the accompanying notes. At December 31, 2009, the Portfolio’s investment in the Master Portfolio was $22,144,054, at estimated fair value. The Schedule of Investments of the Master Portfolio is included herein.

GROWTH CAPITAL TEI PORTFOLIO, LLC
(A Limited Liability Company)
Notes to Schedule of Investments
December 31, 2009
(Unaudited)
(1)	Organization
     Growth Capital TEI Portfolio, LLC (the “TEI Portfolio”) is a limited liability company organized under the laws of the State of Delaware on May 1, 2009. The TEI Portfolio is registered with the Securities and Exchange Commission (“SEC”) as a non-diversified, closed-end management company under the Investment Company Act of 1940, as amended (the “1940 Act”), and commenced operations on July 1, 2009 (“Inception”). The TEI Portfolio was created primarily to serve as a feeder fund for Growth Capital Cayman Portfolio, LDC (the “Offshore Portfolio”) and to provide an investment vehicle for tax-exempt investors which provide tax deferral for their beneficiaries. The Offshore Portfolio, in turn, invests substantially all of its assets in Growth Capital Master Portfolio, LLC (the “Master Portfolio”). For convenience, reference to the TEI Portfolio may include the Offshore Portfolio and Master Portfolio, as the context requires.
     The TEI Portfolio’s investment objective is to achieve growth of capital. The TEI Portfolio seeks to achieve its investment objective by investing substantially all of its assets in the Offshore Portfolio, which will in turn invest all of its assets in the Master Portfolio, which has the same investment objectives as the Offshore Portfolio and the TEI Portfolio. The Master Portfolio allocates assets by investing in a diversified portfolio of private investment companies, typically referred to as hedge funds, open-end investment companies, closed-end investment companies, exchange-traded funds or segregated managed accounts (each an “Investment Vehicle” and collectively “Investment Vehicles”). The Master Portfolio may also invest directly in equity securities, fixed income securities, mortgage and asset-backed securities, foreign investments and derivatives. The percentage of the Master Portfolio’s member interests indirectly owned by the TEI Portfolio on December 31, 2009, was 3.21%.
     The Board of Directors (the “Board”) has overall responsibility for the management and supervision of the operations of the TEI Portfolio. Under the supervision of the Board, GenSpring Family Offices, LLC (“GenSpring”), a Florida limited liability company and majority-owned subsidiary of SunTrust Banks, Inc. (a financial holding company), oversees the management of the day-to-day operations of the TEI Portfolio. GenSpring is the managing member of, and adviser to, the TEI Portfolio (the “Managing Member” or “Adviser”).
     Under the TEI Portfolio’s organizational documents and private placement memorandum (“PPM”), the TEI Portfolio’s officers and directors and the Adviser are indemnified against certain liabilities arising out of the performance of their duties and responsibilities with respect to the TEI Portfolio. In the normal course of business, the TEI Portfolio enters into contracts with service providers, which also provide for indemnifications by the TEI Portfolio for certain liabilities arising out of their duties and responsibilities for the TEI Portfolio. The TEI Portfolio’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the TEI Portfolio. However, based on experience, the TEI Portfolio expects the risk of loss to be remote.
(2)	Summary of Significant Accounting Policies and Practices
(a)	Basis of Accounting
          The accounting and reporting policies of the TEI Portfolio conform with accounting principles generally accepted in the United States of America (“GAAP”).

GROWTH CAPITAL TEI PORTFOLIO, LLC
(A Limited Liability Company)
Notes to Schedule of Investments, continued
December 31, 2009
(Unaudited)
(b)	Cash Equivalents
          The TEI Portfolio considers all unpledged temporary cash with a maturity date at the time of purchase of three months or less to be cash equivalents.
(c)	Investment Securities Transactions
          The TEI Portfolio records securities transactions on a trade-date basis.
          Investments that are held by the TEI Portfolio are marked to estimated fair value at the date of the Schedule of Investments.
(d)	Valuation of Investments
          The valuation of the TEI Portfolio’s investments will be determined on the last business day of each month by the Valuation Committee. The valuation procedures of the TEI Portfolio with respect to the valuation of its underlying investments are considered by the Valuation Committee that was established to determine the valuation of the TEI Portfolio’s underlying investments. The members’ capital of the TEI Portfolio will equal their proportionate amount of the total assets of the Offshore Portfolio, less all of its liabilities, including accrued fees and expenses.
          The TEI Portfolio invests substantially all of its assets in the Offshore Portfolio, which in turn invests in the Master Portfolio. Investments in the Master Portfolio are recorded at estimated fair value. Valuation of the investments held by the Master Portfolio is discussed in the Master Portfolio’s Notes to Schedule of Investments, which are included herein.
(e)	Fair Value Measurements
          The TEI Portfolio defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
          The inputs used to determine the fair value of the TEI Portfolio’s investments are summarized in the three broad levels listed below:
•	Level 1 — quoted prices in active markets for identical assets.

•	Level 2 — other significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 — significant unobservable inputs (which may include the Growth Portfolio’s own assumptions in determining the fair value of investments).
          The inputs or methodology used to value investments are not necessarily an indication of the risk associated with investing in those securities.
          When determining the fair value of the TEI Portfolio’s investments, additional consideration is given to those assets or liabilities that have experienced a decrease in volume or level of activity or have identified circumstances that indicate that a transaction is not orderly.
          The following is a summary categorization as of December 31, 2009, of the TEI Portfolio’s investments based on the level of inputs utilized in determining the value of such investments:

GROWTH CAPITAL TEI PORTFOLIO, LLC
(A Limited Liability Company)
Notes to Schedule of Investments, continued
December 31, 2009
(Unaudited)

	LEVEL 1	LEVEL 2	LEVEL 3
		Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs
Investment	$—	$—	$22,144,054

          The categorization of the TEI Portfolio’s investment in the Master Portfolio (through the Offshore Portfolio) as a Level 3 investment does not reflect the fact that many of the underlying investments held by the Investment Vehicles in which the Master Portfolio invests, if owned directly by the TEI Portfolio, might be classified as Level 1 investments.
          For the Level 3 investment, some or all of the following may have been used to determine fair value: market conditions, liquidity, and security type. For investments in private funds and direct private investments (which the TEI Portfolio may be invested in ultimately through the Master Portfolio), additional data regarding the operations and financial conditions of the investment, including monthly financial reports, are considered. In the case of investments having lock-ups or suspension of withdrawal rights under certain circumstances, additional consideration may be given to these restrictions in the determination of fair value.
          The following is a reconciliation of Level 3 investment for which significant unobservable inputs were used to determine fair value:

Investment
Balance as of September 30, 2009	$14,117,527
Allocated from the Offshore Portfolio:
Net Investment Loss	(31,209)
Net Realized Loss	(105,672)
Change in Unrealized Appreciation/ Depreciation	507,151
Net Contributions (Withdrawals)	7,656,257

Balance as of December 31, 2009	$22,144,054

(3)	Investments in Portfolio Securities
          As of December 31, 2009, and for the period then ended, all of the investments made by the TEI Portfolio were in the Master Portfolio (through the Offshore Portfolio).

GROWTH CAPITAL MASTER PORTFOLIO, LLC
(A Limited Liability Company)
Schedule of Investments
December 31, 2009
(Unaudited)

			% of
		Fair	Members’
	Shares	Value	Capital
Investments in Investment Vehicles
Credit Strategies
Long-Short Credit
Brigade Leveraged Capital Structures Fund, LP		$23,735,126
Caspian Capital Partners, L.P. (1)		11,826,119
Caspian Capital Partners, L.P., SIV		1,890,158
GSO Special Situations Fund, LP		10,703,765
Litespeed Partners, LP (1)		21,112,144
Mariner Opportunities Fund, L.P. (1)		11,526,714
Mortgage Related
Tricadia Distressed and Special Situations Fund, L.P.		13,152,074

Total Credit Strategies		93,946,100	13.61%

Equity Strategies
Long-Short Asia
East of Suez Fund	399,932	13,001,797
Penta Asia Domestic Partners, LP		16,806,498
Long-Short Emerging
Sansar Capital Special Opportunity Fund, L.P. (1)		9,235,910
Long-Short Global
Orange Capital Domestic I, LP		7,101,900
Long-Short Sector
Algebris Global Financials Fund, LP (1)		23,272,681
Long-Short Non-U.S.
Parvus European Absolute Opportunities Fund, LP		17,016,870
The Alphagen Octanis Fund Limited	30,927	5,867,531
Long-Short U.S.
Greenlight Capital Qualified, L.P.		58,988,833
P2 Capital Fund, L.P. (1)		9,198,069
P2 Capital II Fund, L.P. (2)		10,244,979
Low Net U.S.
Axial Capital Institutional, LP (1)		49,301,652
Marble Arch QP Partners, LP (1)		14,759,770
Soundpost Capital, LP (1)		16,979,641
Spring Point Opportunity Partners, L.P.		13,940,239
Low Net Sector
Dundonald Fund I, LP		11,405,997
Durban Capital, LP (1)		5,332,618

Total Equity Strategies		282,454,985	40.90%

Global Trading
Energy
BlueGold Global Fund, LP (1)		19,502,764
Global Macro
Abbey Capital Macro Fund (1)	155,080	17,451,200
Managed Futures
ACL Alternative Fund Limited	68,727	17,335,363

Total Global Trading		54,289,327	7.86%

Multi-Strategy
D.E. Shaw Composite Fund L.L.C.		44,911,843
Elliott Associates, L.P.		59,365,230
Skybridge Capital Partners, L.P.		5,874,660
Taconic Opportunity Fund, L.P.		25,620,448

Total Multi-Strategy		135,772,181	19.66%

See accompanying notes to Schedule of Investments.

GROWTH CAPITAL MASTER PORTFOLIO, LLC
(A Limited Liability Company)
Schedule of Investments, continued
December 31, 2009
(Unaudited)

			% of
		Fair	Members’
	Shares	Value	Capital
Investments in Investment Vehicles (continued)
Special Situations
Environmental
Lyrical Calhoun Partners, LP (2)		$34,435,665
Mortgage Related
Tourmalet Matawin Fund, LP		1,098,263
Private Investment
BCC MOI, LP (1) (3)		245,167
BI Holdings, L.P. (3)		424,496
Fox & Hound Holdings, LP (3)		945,480
Pinnacle Frames Holdings, LP (3)		425,318
Reinsurance
Newcastle Special Opportunity Fund V LP (2)		28,980,639

Total Special Situations		66,555,028	9.64%

Total Investments in Investment Vehicles (Cost $591,770,031)		633,017,621	91.67%

Investments in Mutual Funds
Credit Strategies
Long-Short Credit
Iron Strategic Income Fund (4)	1,260,927	14,412,400

Total Credit Strategies		14,412,400	2.09%

Equity Strategies
Fundamental Long Bias
Auer Growth Fund	1,269,841	7,974,603

Total Equity Strategies		7,974,603	1.15%

Total Investments in Mutual Funds (Cost $22,375,113)		22,387,003	3.24%

Total Investments (Cost $614,145,144)		655,404,624	94.91%
Other Assets in excess of Liabilities		35,132,069	5.09%

Total Members’ Capital		$690,536,693	100.00%

For certain Investment Vehicles for which the Master Portfolio has a capital commitment, the Master Portfolio may be allocated its pro-rata share of expenses prior to having to fund a capital call for such expenses. As of December 31, 2009, the Master Portfolio had outstanding capital commitments of $3,000,000.

All securities are non-income producing unless noted otherwise.

Refer to Note 3, Investments in Portfolio Securities, for information regarding the liquidity of the Master Portfolio’s investments.

(1)	Affiliated investments.

(2)	Affiliated investments for which ownership exceeds 25%.

(3)	Illiquid investments.

(4)	Income producing security.

SIV	- Structured Investment Vehicle
See accompanying notes to Schedule of Investments.

GROWTH CAPITAL MASTER PORTFOLIO, LLC
(A Limited Liability Company)
Notes to Schedule of Investments
December 31, 2009
(Unaudited)
(1) Organization
     Growth Capital Master Portfolio, LLC (the “Master Portfolio”) is a limited liability company organized under the laws of the State of Delaware on May 1, 2009. The Master Portfolio is registered with the Securities and Exchange Commission (“SEC”) as a non-diversified, closed-end management company under the Investment Company Act of 1940, as amended (the “1940 Act”), and commenced operations on July 1, 2009 (“Inception”). The Master Portfolio is the master fund in a master-feeder structure in which there are currently two feeder funds that are registered with the SEC under the 1940 Act and one feeder that is a limited duration company organized under Cayman law (i.e., Growth Capital Cayman Portfolio, LDC) and is used for investments in the Master Portfolio made by non-U.S. investors.
     The Master Portfolio’s investment objective is to achieve growth of capital. The Master Portfolio seeks to achieve its investment objective by allocating assets and investing in a diversified portfolio of private investment companies, typically referred to as hedge funds, open-end investment companies, closed-end investment companies, exchange-traded funds or segregated managed accounts (each an “Investment Vehicle” and collectively, “Investment Vehicles”). The Master Portfolio may also invest directly in equity securities, fixed income securities, mortgage- and asset-backed securities, foreign investments and derivatives.
     The Board of Directors (the “Board”) has overall responsibility for the management and supervision of the operations of the Master Portfolio. Under the supervision of the Board, GenSpring Family Offices, LLC (“GenSpring”), a Florida limited liability company and majority-owned subsidiary of SunTrust Banks, Inc. (a financial holding company), oversees the management of the day-to-day operations of the Master Portfolio. GenSpring is the managing member of, and adviser to, the Master Portfolio (the “Managing Member” or “Adviser”).
     Under the Master Portfolio’s organizational documents and private placement memorandum (“PPM”), the Master Portfolio’s officers and directors and the Adviser are indemnified against certain liabilities arising out of the performance of their duties and responsibilities with respect to the Master Portfolio. In the normal course of business, the Master Portfolio enters into contracts with service providers, which also provide for indemnifications by the Master Portfolio for certain liabilities arising out of their duties and responsibilities for the Master Portfolio. The Master Portfolio’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Master Portfolio. However, based on experience, the Master Portfolio expects the risk of loss to be remote.
(2) Summary of Significant Accounting Policies and Practices
     (a) Basis of Accounting
     The accounting and reporting policies of the Master Portfolio conform with accounting principles generally accepted in the United States of America (“GAAP”).
     (b) Cash Equivalents
     The Master Portfolio considers all unpledged temporary cash with a maturity date at the time of purchase of three months or less to be cash equivalents.

GROWTH CAPITAL MASTER PORTFOLIO, LLC
(A Limited Liability Company)
Notes to Schedule of Investments, continued
December 31, 2009
(Unaudited)
     (c) Investment Securities Transactions
     The Master Portfolio records securities transactions on a trade-date basis.
     Investments that are held by the Master Portfolio are marked to estimated fair value at the date of the Schedule of Investments.
     (d) Valuation of Investments
     The valuation of the Master Portfolio’s investments will be determined on the last business day of each month by the Valuation Committee. The valuation procedures of the Master Portfolio with respect to the valuation of its underlying investments are considered by the Valuation Committee that was established to determine the valuation of the Master Portfolio’s underlying investments. The members’ capital of the Master Portfolio will equal the value of the total assets of the Master Portfolio, less all of its liabilities, including accrued fees and expenses.
     Investments held and valued by the Master Portfolio are as follows:
•	Investment Vehicles — Investments in Investment Vehicles are ordinarily carried at estimated fair value based on the valuations provided to the Master Portfolio by the Investment Managers of such Investment Vehicles or the administrators of such Investment Vehicles. These Investment Vehicles value their underlying investments in accordance with policies established by such Investment Vehicles. Prior to investing in any Investment Vehicle, the Adviser, as part of the due diligence process, conducts a review of the management and operations of that Investment Vehicle. Based on this due diligence review of the Investment Vehicles, the Adviser represents to the Board that the Adviser reasonably believes that valuation policies of the Investment Vehicles in which a portfolio invests require that portfolio securities that are publicly traded or traded through the dealer market will be valued at their market value, and that all other securities, including privately placed and otherwise illiquid securities, will be valued at their fair value. All of the Master Portfolio’s valuations utilize financial information supplied by each Investment Vehicle and are net of management and estimated performance incentive fees or allocations payable to the Investment Vehicles’ managers pursuant to the Investment Vehicles’ agreements. The Adviser will consider terms and conditions of the Master Portfolio’s agreement with the respective Investment Vehicle and other market participant considerations that may affect its fair value to determine whether it is appropriate to adjust the reported value to reflect estimated fair value. Generally, the estimated fair value of the Master Portfolio’s interest in an Investment Vehicle will represent the amount that the Master Portfolio believes it could reasonably expect to receive from an Investment Vehicle if the Master Portfolio’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Portfolio believes to be reliable. Because of the inherent uncertainty of valuation, this estimated fair value may differ from the value that would have been used had a ready market for the investments in Investment Vehicles existed and such differences may be significant. The Master Portfolio’s investments in Investment Vehicles are subject to the terms and conditions of the respective operating agreements and offering memoranda of such Investment Vehicles, as appropriate.

GROWTH CAPITAL MASTER PORTFOLIO, LLC
(A Limited Liability Company)
Notes to Schedule of Investments, continued
December 31, 2009
(Unaudited)
•	Securities Listed on a Securities Exchange or Over-the-Counter Exchanges — In general, the Master Portfolio values securities at their last sales price on the date of determination, or if no sale occurred on such date, then at their composite “bid” prices for securities held long, or their composite “ask” price for securities held short. If no such prices are readily available, the securities are valued at fair value as determined in good faith in accordance with procedures approved by the Board.

Generally, fixed income and other debt securities are valued using a third-party pricing system, agent, or dealer selected by the Adviser, which may include the use of valuations furnished by a pricing service that employs matrix pricing techniques. The Board oversees the Adviser’s process for monitoring the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less will generally be valued at amortized cost, so long as the Board determines that such valuations represent fair value.

•	Short Sales — The Master Portfolio may engage in short sales (selling securities it does not own) as a part of its normal investment activities. The Master Portfolio will incur a loss if the price of the security increases between the date of the short sale and the date on which the Master Portfolio replaces the borrowed security. The Master Portfolio will realize a gain if the price of the security declines between those dates. Short selling involves the risk of potentially unlimited increase in the market value of the security sold short, which could result in potentially unlimited loss for the Master Portfolio.

•	Repurchase Agreements — The Master Portfolio may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller’s agreement to repurchase them at an agreed upon time and price (“Repurchase Agreement”). A third party custodian bank takes possession of the underlying securities (“collateral”) of a Repurchase Agreement, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, the Master Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the Repurchase Agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

•	Reverse Repurchase Agreements — The Master Portfolio may sell securities to financial institutions, such as banks and broker-dealers, subject to the buyer’s simultaneous agreement to repurchase them at an agreed upon time and price (“Reverse Repurchase Agreement”). These transactions involve a risk that the other party will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Master Portfolio. Reverse Repurchase Agreements also involve the risk that the market value of the portfolio security sold by the Master Portfolio may decline below the price of the securities the Master Portfolio is obligated to purchase.

•	Distressed Securities — Certain companies in whose securities the Master Portfolio may invest could be considered distressed. These companies may be in transition, out of favor, financially leveraged or troubled, potentially troubled, and may be or have recently been

GROWTH CAPITAL MASTER PORTFOLIO, LLC
(A Limited Liability Company)
Notes to Schedule of Investments, continued
December 31, 2009
(Unaudited)
involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. The companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. A significant portion of the obligations and preferred stock in which the Master Portfolio may invest may be less than investment grade (commonly referred to as junk bonds), which may result in the Master Portfolio experiencing greater risks than it would if investing in higher rated instruments, however this also may offer the potential for high returns.

•	Restricted Securities — Certain of the Master Portfolio’s investments are restricted as to resale. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”) or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

•	Options — Options that are listed or quoted on a securities exchange or traded over-the-counter are valued at the mean between the closing “bid” and “ask” prices for such options on the date of determination, or if no such prices were quoted on such date, the mean between the “bid” and “ask” prices on the most immediate prior date on which such prices were quoted. Securities which are not so listed or quoted shall be valued at their last closing “bid” prices if held “long” and at their last closing “ask” prices if held “short”.

•	Other Securities — For other securities or synthetic securities that are not actively traded on an exchange, Investment Vehicles and securities for which (i) no value is readily available, or (ii) a value is supplied by an Investment Vehicle or for a security that is deemed not to be indicative of its estimated fair value, the Adviser (by means of the Valuation Committee) will determine in good faith, the fair value of the Investment Vehicle or other security under policies and procedures adopted by the Board.

•	Securities Lending — The Master Portfolio may lend its securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Master Portfolio is entitled to payments in amounts equal to the interest, dividends, or other distributions payable in respect of the loaned securities, which affords the Master Portfolio an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral. In connection with any such transaction, the Master Portfolio will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit that will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Risks associated with lending securities include, but are not limited to, loan default, devaluation of collateral and insufficient earnings from the collateral to cover expenses associated with the loan.
     (e) Foreign Currency Translation
     The books and records of the Master Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities,

GROWTH CAPITAL MASTER PORTFOLIO, LLC
(A Limited Liability Company)
Notes to Schedule of Investments, continued
December 31, 2009
(Unaudited)
other assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
     (f) Derivative Instruments and Hedging Activities
     The Master Portfolio may purchase or sell options and enter into swap agreements as part of a strategy to create investment exposure consistent with the Master Portfolio’s investment objectives. For the period ended December 31, 2009, the Master Portfolio had no derivative activity.
     (g) Fair Value Measurements
     The Master Portfolio defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
     The inputs used to determine the fair value of the Master Portfolio’s investments are summarized in the three broad levels listed below:
•	Level 1 — quoted prices in active markets for identical assets.

•	Level 2 — other significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 — significant unobservable inputs (which may include the Master Portfolio’s own assumptions in determining the fair value of investments).
     The inputs or methodology used to value investments are not necessarily an indication of the risk associated with investing in those securities.
     When determining the fair value of the Master Portfolio’s investments, additional consideration is given to those assets or liabilities that have experienced a decrease in volume or level of activity or have identified circumstances that indicate that a transaction is not orderly.
     The following is a summary categorization as of December 31, 2009, of the Master Portfolio’s investments based on the level of inputs utilized in determining the value of such investments:

GROWTH CAPITAL MASTER PORTFOLIO, LLC
(A Limited Liability Company)
Notes to Schedule of Investments, continued
December 31, 2009
(Unaudited)

		Level 2	Level 3
	Level 1	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs
	Investment	Investment	Investment	Total
	Securities	Securities	Vehicles	Investments

Investments
Credit Strategies
Long-Short Credit	$14,412,400	$—	$80,794,026	$95,206,426
Mortgage Related	—	—	13,152,074	13,152,074
Equity Strategies
Long-Short Asia	—	—	29,808,295	29,808,295
Long-Short Emerging	—	—	9,235,910	9,235,910
Long-Short Global	—	—	7,101,900	7,101,900
Long-Short Sector	—	—	23,272,681	23,272,681
Long-Short Non-U.S.	—	—	22,884,401	22,884,401
Long-Short U.S.	—	—	78,431,881	78,431,881
Low Net U.S.	—	—	94,981,302	94,981,302
Low Net Sector	—	—	16,738,615	16,738,615
Fundamental Long Bias	7,974,603	—	—	7,974,603
Global Trading
Energy	—	—	19,502,764	19,502,764
Global Macro	—	—	17,451,200	17,451,200
Managed Futures	—	—	17,335,363	17,335,363
Multi-Strategy
Multi-Strategy	—	—	135,772,181	135,772,181
Special Situations
Environmental	—	—	34,435,665	34,435,665
Mortgage Related	—	—	1,098,263	1,098,263
Private Investment	—	—	2,040,461	2,040,461
Reinsurance	—	—	28,980,639	28,980,639

Total Investments	$22,387,003	$—	$633,017,621	$655,404,624

     The categorization of investments amongst Levels 1 through 3 does not reflect the fact that many of the underlying investments held by the Investment Vehicles included in Level 3, if owned directly by the Master Portfolio, might be classified as Level 1 investments.
     For each Level 3 investment, some or all of the following may have been used to determine fair value: market conditions, liquidity, and security type. For investments in private funds and direct private investments, additional data regarding the operations and financial conditions of the investment, including monthly financial reports, are considered. In the case of investments having lock-ups or suspension of withdrawal rights under certain circumstances, additional consideration may be given to these restrictions in the determination of fair value.

GROWTH CAPITAL MASTER PORTFOLIO, LLC
(A Limited Liability Company)
Notes to Schedule of Investments, continued
December 31, 2009
(Unaudited)
     The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

			Investment Vehicles
			Change in
	Balance as of		Unrealized		Net	Balance as of
	September 30,	Net Realized	Appreciation/	Transfers	Purchases	December 31,
	2009	Gain (Loss)	Depreciation	In/Out	(Sales)	2009

Investment Vehicles
Credit Strategies
Long-Short Credit	$77,963,409	$—	$2,830,617	$—	$—	$80,794,026
Mortgage Related	15,951,070	312,941	358,602	—	(3,470,539)	13,152,074
Equity Strategies
Long-Short Asia	26,284,168	—	3,524,127	—	—	29,808,295
Long-Short Emerging	9,111,483	—	124,427	—	—	9,235,910
Long-Short Global	6,599,592	—	502,308	—	—	7,101,900
Long-Short Sector	23,825,220	—	(552,539)	—	—	23,272,681
Long-Short Non-U.S.	21,828,528	—	1,055,873	—	—	22,884,401
Long-Short U.S.	75,594,598	—	2,837,283	—	—	78,431,881
Low Net U.S.	94,201,811	—	779,491	—	—	94,981,302
Low Net Sector	16,654,465	—	84,150	—	—	16,738,615
Short Biased	17,614,028	(4,213,860)	2,826,070	—	(16,226,238)	—
Global Trading
Energy	4,259,398	—	243,366	—	15,000,000	19,502,764
Global Macro	—	—	(48,800)	—	17,500,000	17,451,200
Managed Futures	—	—	(164,637)	—	17,500,000	17,335,363
Multi-Strategy
Multi-Strategy	120,613,911	—	5,333,270	—	9,825,000	135,772,181
Special Situations
Environmental	35,747,905	—	(1,312,240)	—	—	34,435,665
Mortgage Related	1,098,263	—	—	—	—	1,098,263
Private Investment	2,036,236	—	4,225	—	—	2,040,461
Reinsurance	27,891,605	—	1,089,034	—	—	28,980,639

Total Investment Vehicles	$577,275,690	$(3,900,919)	$19,514,627	$—	$40,128,223	$633,017,621

     The change in unrealized appreciation/depreciation from Level 3 investments held at December 31, 2009 is $16,688,557.
     In September 2009, the Financial Accounting Standards Board issued Accounting Standards Update 2009-12 to ASC 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASU 2009-12”), which became effective for interim and annual periods ending after December 15, 2009. ASU 2009-12 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the net asset value per share (the “NAV”) of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment, that may impact the fair value of the investment, are not considered in measuring fair value. Attributes of those investments include, but are not limited to, restrictions on the

GROWTH CAPITAL MASTER PORTFOLIO, LLC
(A Limited Liability Company)
Notes to Schedule of Investments, continued
December 31, 2009
(Unaudited)
investor’s ability to redeem its investments at the measurement date and any unfunded commitments, and the investment strategies of the investees. The Master Portfolio is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment. A listing of the investments held by the Master Portfolio and their attributes as of December 31, 2009, that qualify for these valuations are shown in the table below.

			Unfunded			Notice
	Investment	Fair Value	Commitments	Remaining	Redemption	Period	Redemption
Investment Category	Strategy	(in 000’s)	(in 000’s)	Life	Frequency *	(in Days) *	Restrictions and Terms *
Credit Strategies (a)	Long and short positions in fixed income and other debt securities of both U.S. and non-U.S. issuers.	$93,946	$-	N/A	Quarterly — Annual	45-90 days	0 — 1 years; 5% - 25% limits on soft locks

Equity Strategies (b)	Long and short positions in common stocks, preferred stocks and convertible securities issued by U.S. companies.	282,455	-	N/A	Monthly — Annual	30 -90 days	0 — 1 years; 3 year rolling lock; up to 5% redemption fee

Global Trading (c)	Publicly traded equity securities issued by non-U.S. companies.	54,290	-	N/A	Daily - Monthly	3-90 days	0 — 2 years

Multi-Strategy (d)	Seek to deliver consistently positive returns, regardless of the directional movement of markets, through the use of multiple strategies to smooth returns and reduce volatility.	135,772	-	N/A	Quarterly - Semi-Annual	45-90 days	2 — 3 years; maximum withdrawal per quarter up to 6.25%

Special Situations (e)	Seek to profit from changes in the prices of securities of companies facing a major corporate event such as mergers, acquisitions, restructurings, spin-offs and significant litigation.	66,555	3,000	N/A	Quarterly -Annual	70-90 days	1 — 5 years; approximately 3% is illiquid
		$633,018	$3,000

*	The information summarized in the table above represents the general terms for the specified asset class. Individual Investment Vehicles may have terms that are more or less restrictive than those terms indicated for the asset class as a whole.

The Portfolio’s investments reflect their estimated fair value, which for marketable securities would generally be the last sales price on the primary exchange for such security and for Investment Vehicles, would generally be the net asset value as provided by the Investment Vehicle or its administrator. For each of the categories below, the fair value of the Investment Vehicles has been estimated using the net asset value of the Investment Vehicles.

(a)	This category includes Investment Vehicles that invest primarily in Fixed income securities including bonds, notes and debentures issued by U.S. and non-U.S. corporations, debt securities, municipal securities, mortgage-backed securities and asset backed securities.

(b)	This category includes Investment Vehicles that invest primarily in publicly-traded equity securities issued by U.S. companies. These securities will typically trade on one of the major U.S. stock exchanges. Investment Vehicles in this category may include long/short funds, mutual funds and exchange-traded funds.

(c)	This category includes Investment Vehicles that invest primarily in publicly-traded equity securities issued by foreign companies or securities issued on U.S. stock exchanges that represent ownership of a foreign corporation. Investment Vehicles in this category may include long/short funds, mutual funds and exchange traded funds.

(d)	This category includes Investment Vehicles that invest across a range of strategies including but not limited to relative value strategies, merger arbitrage, high yield/distressed securities and other special situations.

(e)	This category includes Investment Vehicles that typically include investments in common and preferred equities and various types of debt (often based on the probability that a particular event will occur). These may include merger or risk arbitrage investments (securities of companies that announce acquisition offers) and distressed or Special Situations investments (securities of companies that are experiencing difficult business situations). This category may also include Investment Vehicles invested in certain non-security financial assets.

GROWTH CAPITAL MASTER PORTFOLIO, LLC
(A Limited Liability Company)
Notes to Schedule of Investments, continued
December 31, 2009
(Unaudited)
(3) Investments in Portfolio Securities
     (a) Investment Activity
     The cost of the Master Portfolio’s underlying investments for Federal income tax purposes is adjusted for items of taxable income allocated to the Master Portfolio from such investments. The allocated taxable income is generally reported to the Master Portfolio by its underlying investments on Schedule K-1, Forms 1099 or PFIC statements.
     The underlying investments generally do not provide the Master Portfolio with tax reporting information until well after year end and as a result, the Master Portfolio is unable to calculate the year end tax cost of its investments until after year end, when the Master Portfolio tax return is complete. The Master Portfolio’s book cost of investments as of December 31, 2009, was $614,145,144, resulting in accumulated net unrealized appreciation of $41,259,480, consisting of $49,638,266 in gross unrealized appreciation and $8,378,786 in gross unrealized depreciation.
     (b) Investment Vehicle Liquidity
     The Investment Vehicles in which the Master Portfolio invests are generally illiquid (except for open-end investment companies). The Master Portfolio may make investments in, or withdrawals from, the Investment Vehicles only at certain times specified in the governing documents of the Investment Vehicles. In addition, the Investment Vehicles may impose certain restrictions on withdrawals, such as lock-ups, gates, or suspension of withdrawal rights under certain circumstances, during which time the Master Portfolio may not withdraw all or part of its interest in an Investment Vehicle, or may withdraw only by paying a penalty (early redemption fee). If adverse market conditions were to develop during any period in which the Master Portfolio is unable to sell Investment Vehicle interests, the Master Portfolio might obtain a less favorable price than that which prevailed when it decided to buy or sell.
     The Investment Vehicles in which the Master Portfolio invests may be thinly traded and have a greater amount of both market and credit risk than many other fixed income instruments. These investments trade in a limited market and may not be able to be immediately liquidated if needed. Value assigned to these investments may differ significantly from the values that would have been used had a broader market for the investments existed.
     The Master Portfolio’s investments in Investment Vehicles are categorized in three levels of liquidity, as determined by the Master Portfolio. The categories and percent of total investments in each are as follows at December 31, 2009:

Liquidity Categories	Investments	Category Definition
Category 1 Funds	66.36%	Investment Vehicles that have at least quarterly withdrawal rights and a lock up period of less than two years.

Category 2 Funds	13.64%	Investment Vehicles that have at least quarterly withdrawal rights after a maximum two-year lock up period.

Category 3 Funds	16.59%	Investment Vehicles that (i) have at least annual withdrawal rights after a lock up period of greater than two years or (ii) do not meet this definition or the definition of Categories 1 or 2.

	96.59%

GROWTH CAPITAL MASTER PORTFOLIO, LLC
(A Limited Liability Company)
Notes to Schedule of Investments, continued
December 31, 2009
(Unaudited)
     Investments in mutual funds, which are considered liquid, represent the remaining 3.41% of the total investments.
     (c) Affiliated Investment Vehicles
     At December 31, 2009, the Master Portfolio’s investments in certain Investment Vehicles were deemed to be investments in affiliated issuers under the 1940 Act, primarily because the Master Portfolio owns more than 5% of the Investment Vehicles’ outstanding shares. A listing of these affiliated Investment Vehicles (including 2009 activity) is shown below:

				For the Period
				Ended December 31, 2009
	Shares	Shares	Fair Value	Cost of	Cost of	Appreciation/	Fair Value
Investment Vehicles	9/30/2009	12/31/2009	9/30/2009	Purchases	Sales	(Depreciation)	12/31/2009
Abbey Capital Macro Fund*		155,080	$—	$17,500,000	$—	(48,800)	$17,451,200
Algebris Global Financials Fund, LP*			23,825,220	—	—	(552,539)	23,272,681
Axial Capital Institutional, LP*			49,201,087	—	—	100,565	49,301,652
BCC MOI, LP*			245,167	—	—	—	245,167
BlueGold Global Fund, LP*			4,259,398	15,000,000	—	243,366	19,502,764
Caspian Capital Partners, L.P.*			11,353,784	—	—	472,335	11,826,119
Durban Capital, LP*			5,265,081	—	—	67,537	5,332,618
Litespeed Partners, LP*			19,800,107	—	—	1,312,037	21,112,144
Lyrical Calhoun Partners, LP**			35,747,905	—	—	(1,312,240)	34,435,665
Marble Arch QP Partners, LP*			14,069,428	—	—	690,342	14,759,770
Mariner Opportunities Fund, L.P.*			11,706,751	—	—	(180,037)	11,526,714
Newcastle Special Opportunity Fund V LP**			27,891,605	—	—	1,089,034	28,980,639
P2 Capital Fund, L.P.*			8,185,130	—	—	1,012,939	9,198,069
P2 Capital II Fund, L.P.**			11,457,503	—	—	(1,212,524)	10,244,979
Sansar Capital Special Opportunity Fund, L.P.*			9,111,483	—	—	124,427	9,235,910
Soundpost Capital, LP*			17,081,727	—	—	(102,086)	16,979,641

			$249,201,376	$32,500,000	$—	$1,704,356	$283,405,732

*	Affiliated investment for which ownership exceeds 5%.

**	Affiliated investment for which ownership exceeds 25%.

Item 2.	Controls and Procedures.
(a) The registrant’s President and Treasurer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s most recent fiscal quarter that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.
Certifications pursuant to Rule 30a-2(a) are attached hereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Growth Capital TEI Portfolio, LLC

By (Signature and Title)	/s/ Martin R. Dean Martin R. Dean, Treasurer
Date February 26, 2010
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment CompanyAct of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maria Elena Lagomasino Maria Elena Lagomasino, President
Date February 26, 2010

By (Signature and Title)	/s/ Martin R. Dean Martin R. Dean, Treasurer
Date February 26, 2010